Employee Benefits	12 Months Ended
Dec. 31, 2011
Employee Benefits [Abstract]
Employee Benefits

Note 11

Employee Benefits

We maintain non-contributory defined benefit pension plans for many of our employees. In addition, we maintain postretirement health care and life insurance plans for our retirees and their dependents, which are both contributory and non-contributory, and include a limit on our share of the cost for certain recent and future retirees. In accordance with our accounting policy for pension and other postretirement benefits, actuarial gains and losses are recognized in operating results in the year in which they occur. These gains and losses are measured annually as of December 31 or upon a remeasurement event.

Pension and Other Postretirement Benefits

Pension and other postretirement benefits for many of our employees are subject to collective bargaining agreements. Modifications in benefits have been bargained from time to time, and we may also periodically amend the benefits in the management plans. The following tables summarize benefit costs, as well as the benefit obligations, plan assets, funded status and rate assumptions associated with pension and postretirement health care and life insurance benefit plans.

Obligations and Funded Status

			(dollars in millions)
	Pension		Health Care and Life
At December 31,	2011	2010	2011	2010
Change in Benefit Obligations
Beginning of year	$29,217	$31,818	$25,718	$27,337
Service cost	307	353	299	305
Interest cost	1,590	1,797	1,421	1,639
Plan amendments	(485)	(212)	–	(2,580)
Actuarial loss, net	3,360	748	1,687	826
Benefits paid	(2,564)	(1,996)	(1,756)	(1,675)
Termination benefits	–	687	–	–
Curtailment loss, net	–	61	–	132
Acquisitions and divestitures, net	–	(581)	–	(266)
Settlements paid	(843)	(3,458)	–	–

End of Year	$30,582	$29,217	$27,369	$25,718

Change in Plan Assets
Beginning of year	$25,814	$28,592	$2,945	$3,091
Actual return on plan assets	1,191	3,089	63	319
Company contributions	512	138	1,376	1,210
Benefits paid	(2,564)	(1,996)	(1,756)	(1,675)
Settlements paid	(843)	(3,458)	–	–
Acquisitions and divestitures, net	–	(551)	–	–

End of year	$24,110	$25,814	$2,628	$2,945

Funded Status

End of year	$(6,472)	$(3,403)	$(24,741)	$(22,773)

			(dollars in millions)
		Pension	Health Care and Life

At December 31,	2011	2010	2011	2010
Amounts recognized on the balance sheet
Noncurrent assets	$289	$398	$–	$–
Current liabilities	(195)	(146)	(735)	(581)
Noncurrent liabilities	(6,566)	(3,655)	(24,006)	(22,192)

Total	$(6,472)	$(3,403)	$(24,741)	$(22,773)

Amounts recognized in Accumulated Other Comprehensive Income (Pretax)
Prior Service Cost	$(3)	$554	$(510)	$(567)

Total	$(3)	$554	$(510)	$(567)

Under the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010, both of which became law in March 2010 (collectively the Health Care Act), beginning in 2013, Verizon and other companies that receive a subsidy under Medicare Part D to provide retiree prescription drug coverage will no longer receive a federal income tax deduction for the expenses incurred in connection with providing the subsidized coverage to the extent of the subsidy received. Because future anticipated retiree prescription drug plan liabilities and related subsidies are already reflected in Verizon's financial statements, this change in law required Verizon to reduce the value of the related tax benefits recognized in its financial statements in the period during which the Health Care Act was enacted. As a result, Verizon recorded a one-time, non-cash income tax charge of $1.0 billion in the first quarter of 2010 to reflect the impact of this change.

Beginning in 2013, as a result of federal health care reform, Verizon will no longer file for the Retiree Drug Subsidy (RDS) and will instead contract with a Medicare Part D plan on a group basis to provide prescription drug benefits to Medicare eligible retirees. This change to our Medicare Part D strategy resulted in the adoption of plan amendments during the fourth quarter of 2010 which will allow the company to be eligible for greater Medicare Part D plan subsidies over time.

The accumulated benefit obligation for all defined benefit pension plans was $30.3 billion and $28.5 billion at December 31, 2011 and 2010, respectively.

Information for pension plans with an accumulated benefit obligation in excess of plan assets follows:

	(dollars in millions)
At December 31,	2011	2010
Projected benefit obligation	$29,643	$28,329
Accumulated benefit obligation	29,436	27,752
Fair value of plan assets	22,916	24,529

Net Periodic Cost

The following table summarizes the benefit (income) cost related to our pension and postretirement health care and life insurance plans:

	(dollars in millions)
	Pension			Health Care and Life
Years Ended December 31,	2011	2010	2009	2011	2010	2009
Service cost	$307	$353	$384	$299	$305	$311
Amortization of prior service cost (credit)	72	109	112	(57)	375	401

Subtotal	379	462	496	242	680	712
Expected return on plan assets	(1,976)	(2,176)	(2,216)	(163)	(252)	(205)
Interest cost	1,590	1,797	1,924	1,421	1,639	1,766

Subtotal	(7)	83	204	1,500	2,067	2,273
Remeasurement (gain) loss, net	4,146	(166)	(515)	1,787	758	(901)

Net periodic benefit (income) cost	4,139	(83)	(311)	3,287	2,825	1,372
Curtailment and termination benefits	–	860	1,371	–	386	532

Total	$4,139	$777	$1,060	$3,287	$3,211	$1,904

Other pre-tax changes in plan assets and benefit obligations recognized in other comprehensive (income) loss are as follows:

	(dollars in millions)
		Pension	Health Care and Life

At December 31,	2011	2010	2011	2010
Prior service cost	$(485)	$(336)	$–	$(2,859)
Reversal of amortization items
Prior service cost	(72)	(109)	57	(375)

Total recognized in other comprehensive (income) loss (pretax)	$(557)	$(445)	$57	$(3,234)

The estimated prior service cost for the defined benefit pension plans and the defined benefit postretirement plans that will be amortized from Accumulated other comprehensive loss into net periodic benefit cost over the next fiscal year is not significant.

Assumptions

The weighted-average assumptions used in determining benefit obligations follow:

	Pension		Health Care and Life

At December 31,	2011	2010	2011	2010
Discount Rate	5.00%	5.75%	5.00%	5.75%
Rate of compensation increases	3.00	3.00	N/A	N/A

The weighted-average assumptions used in determining net periodic cost follow:

	Pension			Health Care and Life

At December 31,	2011	2010	2009	2011	2010	2009
Discount Rate	5.75%	6.25%	6.75%	5.75%	6.25%	6.75%
Expected return on plan assets	8.00	8.50	8.50	6.00	8.25	8.25
Rate of compensation increases	3.00	4.00	4.00	N/A	N/A	N/A

In order to project the long-term target investment return for the total portfolio, estimates are prepared for the total return of each major asset class over the subsequent 10-year period, or longer. Those estimates are based on a combination of factors including the current market interest rates and valuation levels, consensus earnings expectations, historical long-term risk premiums and value-added. To determine the aggregate return for the pension trust, the projected return of each individual asset class is then weighted according to the allocation to that investment area in the trust's long-term asset allocation policy.

The assumed health care cost trend rates follow:

	Health Care and Life

At December 31,	2011	2010	2009
Healthcare cost trend rate assumed for next year	7.50%	7.75%	8.00%
Rate to which cost trend rate gradually declines	5.00	5.00	5.00
Year the rate reaches the level it is assumed to remain thereafter	2016	2016	2014

A one percentage point change in the assumed health care cost trend rate would have the following effects:

	(dollars in millions)
One-Percentage Point	Increase	Decrease
Effect on 2011 service and interest cost	$199	$(163)
Effect on postretirement benefit obligation as of December 31, 2011	3,422	(2,768)

Plan Assets

Historically, our portfolio strategy emphasized a long-term equity orientation, significant global diversification, and the use of both public and private investments. In an effort to reduce the risk of our portfolio strategy and better align assets with liabilities, we are shifting our strategy to one that is more liability driven, where cash flows from investments better match projected benefit payments but result in lower asset returns. We intend to reduce the likelihood that assets will decline at a time when liabilities increase (referred to as liability hedging), with the goal to reduce the risk of underfunding to the plan and its participants and beneficiaries. Both active and passive management approaches are used depending on perceived market efficiencies and various other factors. Our diversification and risk control processes serve to minimize the concentration of risk.

While target allocation percentages will vary over time, the company's overall investment strategy is to achieve a mix of assets, which allows us to meet projected benefits payments while taking into consideration risk and return. The initial target allocation for plan assets is designed so that 70% of the assets have the objective of achieving a return in excess of the growth in liabilities (comprised of public equities, private equities, real estate, hedge funds and emerging debt) and 30% of the assets are invested as liability hedging assets (typically longer duration fixed income). This allocation will shift as funded status improves to a higher allocation to liability hedging assets. Target policies will be revisited periodically to ensure they are in line with fund objectives. There are no significant concentrations of risk, in terms of sector, industry, geography or company names.

Pension and healthcare and life plans assets do not include significant amounts of Verizon common stock.

Pension Plans

The fair values for the pension plans by asset category at December 31, 2011 are as follows:

			(dollars in millions)
Asset Category	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$1,215	$1,184	$31	$–
Equity securities	6,829	5,704	1,125	–
Fixed income securities
U.S. Treasuries and agencies	1,796	1,239	557	–
Corporate bonds	2,140	65	1,886	189
International bonds	1,163	158	1,005	–
Other	359	–	359	–
Real estate	2,158	–	–	2,158
Other
Private equity	6,109	–	54	6,055
Hedge funds	2,341	–	1,679	662

Total	$24,110	$8,350	$6,696	$9,064

The fair values for the pension plans by asset category at December 31, 2010 are as follows:

			(dollars in millions)
Asset Category	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$2,175	$2,126	$49	$–
Equity securities	10,158	9,052	1,106	–
Fixed income securities
U.S. Treasuries and agencies	599	141	458	–
Corporate bonds	1,615	233	1,202	180
International bonds	910	20	890	–
Other	502	–	502	–
Real estate	1,769	–	–	1,769
Other
Private equity	5,889	–	40	5,849
Hedge funds	2,197	–	1,481	716

Total	$25,814	$11,572	$5,728	$8,514

The following is a reconciliation of the beginning and ending balance of pension plan assets that are measured at fair value using significant unobservable inputs:

	(dollars in millions)
	Corporate Bonds	Real Estate	Private Equity	Hedge Funds	Total
Balance at January 1, 2010	$137	$1,541	$5,336	$–	$7,014
Actual gain (loss) on plan assets	3	(49)	518	24	496
Purchases and sales	37	294	(5)	109	435
Transfers in and/or out	3	(17)	–	583	569

Balance at December 31, 2010	$180	$1,769	$5,849	$716	$8,514
Actual gain (loss) on plan assets	(4)	258	477	(4)	727
Purchases and sales	48	43	(203)	(50)	(162)
Transfers in and/or out	(35)	88	(68)	–	(15)

Balance at December 31, 2011	$189	$2,158	$6,055	$662	$9,064

Health Care and Life Plans

The fair values for the other postretirement benefit plans by asset category at December 31, 2011 are as follows:

	(dollars in millions)
Asset Category	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$281	$22	$259	$–
Equity securities	1,695	951	744	–
Fixed income securities
U.S. Treasuries and agencies	85	58	27	–
Corporate bonds	119	26	93	–
International bonds	192	67	125	–
Other	210	–	210	–
Other	46	–	46	–

Total	$2,628	$1,124	$1,504	$–

The fair values for the other postretirement benefit plans by asset category at December 31, 2010 are as follows:

	(dollars in millions)
Asset Category	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$394	$21	$373	$–
Equity securities	1,919	1,202	717	–
Fixed income securities
U.S. Treasuries and agencies	80	47	33	–
Corporate bonds	173	58	115	–
International bonds	125	8	117	–
Other	198	–	198	–
Other	56	–	56	–

Total	$2,945	$1,336	$1,609	$–

The following are general descriptions of asset categories, as well as the valuation methodologies and inputs used to determine the fair value of each major category of assets.

Cash and cash equivalents include short-term investment funds, primarily in diversified portfolios of investment grade money market instruments and are valued using quoted market prices or other valuation methods, and thus are classified within Level 1 or Level 2.

Equity securities are investments in common stock of domestic and international corporations in a variety of industry sectors, and are valued primarily using quoted market prices or other valuation methods, and thus are classified within Level 1 or Level 2.

Fixed income securities include U.S. Treasuries and agencies, debt obligations of foreign governments and domestic and foreign corporations. Fixed income also includes investments in collateralized mortgage obligations, mortgage backed securities and interest rate swaps. The fair value of fixed income securities is based on observable prices for identical or comparable assets, adjusted using benchmark curves, sector grouping, matrix pricing, broker/dealer quotes and issuer spreads, and thus is classified within Level 1 or Level 2.

Real estate investments include those in limited partnerships that invest in various commercial and residential real estate projects both domestically and internationally. The fair values of real estate assets are typically determined by using income and/or cost approaches or a comparable sales approach, taking into consideration discount and capitalization rates, financial conditions, local market conditions and the status of the capital markets, and thus are classified within Level 3.

Private equity investments include those in limited partnerships that invest in operating companies that are not publicly traded on a stock exchange. Investment strategies in private equity include leveraged buyouts, venture capital, distressed investments and investments in natural resources. These investments are valued using inputs such as trading multiples of comparable public securities, merger and acquisition activity and pricing data from the most recent equity financing taking into consideration illiquidity, and thus are classified within Level 3.

Hedge fund investments include those seeking to maximize absolute returns using a broad range of strategies to enhance returns and provide additional diversification. The fair values of hedge funds are estimated using net asset value per share (NAV) of the investments. Verizon has the ability to redeem these investments at NAV within the near term and thus are classified within Level 2. Investments that cannot be redeemed in the near term are classified within Level 3.

Cash Flows

In 2011, we contributed $0.4 billion to our qualified pension plans, $0.1 billion to our nonqualified pension plans and $1.4 billion to our other postretirement benefit plans. During January 2012, we contributed approximately $0.1 billion to our qualified pension plans. We expect to make additional qualified pension plan contributions of $1.2 billion during the remainder of 2012. We anticipate approximately $0.2 billion in contributions to our non-qualified pension plans and $1.5 billion to our other postretirement benefit plans in 2012.

Estimated Future Benefit Payments

The benefit payments to retirees are expected to be paid as follows:

	(dollars in millions)
Year	Pension Benefits	Health Care and Life Prior to Medicare Prescription Drug Subsidy	Medicare Prescription Drug Subsidy
2012	$2,514	$1,944	$104
2013	2,308	1,805	–
2014	2,256	1,792	–
2015	2,233	1,743	–
2016	2,208	1,702	–
2017-2021	10,537	7,747	–

Savings Plan and Employee Stock Ownership Plans

We maintain four leveraged employee stock ownership plans (ESOP). Only one plan currently has unallocated shares. We match a certain percentage of eligible employee contributions to the savings plans with shares of our common stock from this ESOP. At December 31, 2011, the number of unallocated and allocated shares of common stock in this ESOP was 1 million and 65 million, respectively. All leveraged ESOP shares are included in earnings per share computations.

Total savings plan costs were $0.7 billion in 2011, 2010 and 2009.

Severance Benefits

The following table provides an analysis of our actuarially determined severance liability recorded in accordance with the accounting standard regarding employers' accounting for postemployment benefits:

		Charged to	(dollars in millions)
Year	Beginning of Year	Expense	Payments	Other	End of Year
2009	$1,104	$950	$(522)	$106	$1,638
2010	1,638	1,217	(1,307)	21	1,569
2011	1,569	32	(474)	(14)	1,113

Severance, Pension and Benefit Charges

During 2011, we recorded net pre-tax severance, pension and benefits charges of approximately $6.0 billion for our pension and postretirement plans in accordance with our accounting policy to recognize actuarial gains and losses in the year in which they occur. The charges were primarily driven by a decrease in our discount rate assumption used to determine the current year liabilities from 5.75% at December 31, 2010 to 5% at December 31, 2011 ($5.0 billion); the difference between our estimated return on assets of 8% and our actual return on assets of 5% ($0.9 billion); and revisions to the life expectancy of participants and other adjustments to assumptions.

During 2010, we recorded net pre-tax severance, pension and benefits charges of $3.1 billion. The charges during 2010 included remeasurement losses of $0.6 billion, for our pension and postretirement plans in accordance with our accounting policy to recognize actuarial gains and losses in the year in which they occur. Additionally, in 2010, we reached an agreement with certain unions on temporary enhancements to the separation programs contained in their existing collective bargaining agreements. These temporary enhancements were intended to help address a previously declared surplus of employees and to help reduce the need for layoffs. Accordingly, we recorded severance, pension and benefits charges associated with approximately 11,900 union-represented employees who volunteered for the incentive offer. These charges included $1.2 billion for severance for the 2010 separation programs mentioned above and a planned workforce reduction of approximately 2,500 employees in 2011. In addition, we recorded $1.3 billion for pension and postretirement curtailment losses and special termination benefits due to the workforce reductions.

During 2009, we recorded net pre-tax severance, pension and benefits charges of $1.4 billion. These charges were primarily comprised of pension and postretirement curtailment losses and special termination benefits of $1.9 billion; $0.9 billion for workforce reductions of approximately 17,600 employees, 4,200 of whom were separated during late 2009 and the remainder in 2010; and remeasurement gains of $1.4 billion for our pension and postretirement plans in accordance with our accounting policy to recognize actuarial gains and losses in the year in which they occur.